J.P. Morgan  Institutional  Funds Supplement dated October 26, 2000, to the
J.P. Morgan Institutional Fixed Income Funds Prospectus dated March 1, 2000 as revised September 1, 2000

         Institutional Tax Exempt Bond Fund. The benchmark for the fund will now be the Lehman Brothers Intermediate Competitive Bond Index (1-17), an unmanaged index that measures municipal bond market performance and is more widely disseminated than the Lehman Brothers 1-16 Year Municipal Bond Index, previously used by the fund. Accordingly, the reference in the third paragraph under the heading "Investment Approach-Principal Strategies" on page 1, to the Lehman Brothers 1-16 Year Municipal Bond Index is replaced with the Lehman Brothers Intermediate Competitive Bond Index (1-17).

         Institutional New York Tax Exempt Bond Fund. The benchmark for the fund will now be the Lehman Brothers New York Competitive Intermediate Bond Index (1-17), a state specific index that is more reflective of the mix of securities that the fund invests in. The reference, in the third paragraph under the heading "Investment Approach - Principal Strategies" on page 9, to the Lehman Brothers 1-16 Year Municipal Bond Index should be to the Lehman Brothers New York Competitive Intermediate Bond Index (1-17). Both are unmanaged indices that measure municipal bond market performance.

         The first bullet point regarding derivatives under the column "Policies to balance risk and reward" on page 18 is hereby replaced by the following:

                  "The funds use derivatives, such as futures, options, swaps and forward foreign currency contracts, for hedging and for risk management (i.e., to adjust duration or yield curve exposure, or to establish or adjust exposure to particular securities, markets, or currencies); risk management may include management of a fund's exposure relative to its benchmark; the Tax Exempt Bond and New York Tax Exempt Bond funds are permitted to enter into futures, options and swap transactions, however, these transactions result in taxable gains or losses so it is expected that these funds will utilize them infrequently; forward foreign currency contracts are not permitted to be used by the Tax Exempt Bond and New York Tax Exempt Bond funds."

         The table entitled "Investments" on pages 19 and 20 is hereby amended to show that swaps are a permitted investment for the Institutional New York Tax Exempt Bond Fund.


         Institutional Short Term Bond Fund. The second paragraph under the heading "Portfolio Management" on page 1 is hereby replaced with the following:

         The portfolio management team is led by Connie J. Plaehn, managing director, who has been on the team since the fund's inception and has been at J.P. Morgan since 1984, John Donohue, vice president, who has been on the team since joining J.P. Morgan in June of 1997 from Goldman Sachs & Co., where he was an institutional money market portfolio manager, and Abigail J. Feder, vice president, who joined J.P. Morgan in April of 2000 from Morgan Stanley Dean Witter Investment Management where she managed short term fixed income portfolios.


     Institutional Bond Fund. The second paragraph under the heading "Portfolio Management" on page 3 is hereby replaced with the following:

     The portfolio management team is led by Connie Plaehn, managing director, who has been at J.P. Morgan since 1984, Paul Zemsky, managing director, who has been at J.P. Morgan since 1985 and Jay Gladieux, vice president, who has been at J.P. Morgan since 1997. Mr. Zemsky has been on the team since 1988 and Ms. Plaehn has been on the team since 1994. Mr. Gladieux joined the team in September of 2000.